Exhibit 10.16
                       AMENDED, RESTATED AND CONSOLIDATED
                        COLLATERAL ASSIGNMENT OF PERMITS,
                        LICENSES, APPROVALS AND CONTRACTS

         THIS AGREEMENT is made as of the 14th day of March, 2002 by and among
(i) BALANCED CARE TENANT (MT), INC., a Delaware corporation, having its principal place of business at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055 (the "Lessee"); (ii) BALANCED CARE AT STAFFORD, INC., a Delaware corporation, BALANCED CARE AT BLYTHEVILLE, INC., a Delaware corporation, BALANCED CARE AT LEWISBURG, INC., a Delaware corporation, BCC AT LIMA, INC., a Delaware corporation, BALANCED CARE AT DILLSBURG, INC., a Delaware corporation, BALANCED CARE AT XENIA, INC., a Delaware corporation, BCC AT CHIPPEWA, INC., a Delaware corporation, BALANCED CARE AT KINGSPORT, INC., a Delaware corporation, BALANCED CARE AT CHESTERFIELD, INC., a Delaware corporation, BALANCED CARE AT HENDERSONVILLE, INC., a Delaware corporation, BALANCED CARE AT KNOXVILLE, INC., a Delaware corporation and BALANCED CARE AT POCAHONTAS, INC., a Delaware corporation, each having a principal address at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055 (collectively, the "Managers") and (iii) MEDITRUST ACQUISITION COMPANY II LLC, a Delaware limited liability company having its principal address at 197 First Avenue, Needham Heights, Massachusetts 02494 (the "Assignee").

                               W I T N E S S E T H

         WHEREAS, the Assignee is the holder of the landlord's interest under those certain twelve (12) Facility Lease Agreements more particularly described in EXHIBIT A attached hereto (collectively, the "Existing Leases");

         WHEREAS, the Lessee, the Managers, Affiliates of the Lessee and the Managers, the Assignee and La Quinta TRS, Inc. are parties to that certain Option, Settlement and Release Agreement dated February 6, 2002 (the "Option Agreement"), pursuant to which, among other things, (i) the Lessee and the Assignee agreed to amend, restate and consolidate the Existing Leases pursuant to that certain Master Facility Lease Agreement of even date herewith to be executed simultaneously herewith by and between the Assignee and the Lessee (the "Lease") and (ii) the Lessee and the Managers (collectively, the "Assignors") agreed to execute and deliver this Agreement as additional security for the Obligations (as defined under the Lease);

         WHEREAS, all of the Third Party Lessees (as defined under the Option Agreement) have been merged into the Lessee with the Lessee being the surviving entity (collectively, the "Mergers");

         WHEREAS, pursuant to the Option Agreement, Balanced Care at Stafford, Inc. (the "Potomac Point Lessee") has assigned all of its interest in the Potomac Point Lease Documents (as defined in the Option Agreement) to the Lessee and the Lessee has assumed the Potomac Point Lessee's obligations under the Potomac Point Lease Documents (the "Potomac Point Assignment");

         WHEREAS, as a consequence of the Mergers and the Potomac Point Assignment, the Lessee is the holder of the tenant's interest under the Existing Leases and is party to and bound by the assignments listed on EXHIBIT B attached hereto (collectively, the "Existing Tenant Permits Assignments"), which Existing Tenant Permits Assignments provide additional security for the tenants' obligations under the Existing Leases;

         WHEREAS, in connection with the execution and delivery of the Existing Leases, the assignments listed on EXHIBIT C attached hereto (collectively, the "Existing Manager Permits Assignments") were executed and delivered in order to provide additional security for the tenants' obligations under the Existing Leases; and

         WHEREAS, in connection with the amendment, restatement and consolidation of the Existing Leases, the Assignee and the Assignors have agreed that the Existing Tenant Permits Assignments and the Existing Manager Permits Assignments (collectively, the "Existing Permits Assignments") be amended, restated and consolidated;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, which consideration includes (a) the Assignee's agreement to enter into the Option Agreement and grant the Option Right (as defined under the Option Agreement) to the Buyer, (b) the Assignee's agreement to the "IPC/BCC Release" and the "BCC Release" (as such terms are defined under the Option Agreement) and (c) the Assignee's agreement, notwithstanding the Existing Defaults (as defined under the Option Agreement), to consent to the Stock Transfers (as defined under the Option Agreement), the parties hereto agree to amend and restate the Existing Permits Assignments in their entirety and to that end agree that this Amended, Restated and Consolidated Collateral Assignment of Permits, Licenses, Approvals and Contracts shall be deemed effective as of the date hereof, shall supersede the Existing Permits Assignments in their entirety and shall be referred to herein as the "Assignment". The parties hereto further agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise specifically defined herein shall have the same meanings ascribed to such terms in the Lease.

         2. Permits and Contracts. As security for the due and punctual payment and performance of all of the Obligations, each Assignor, to the extent now or hereafter permitted by applicable law, hereby assigns, transfers and sets over unto the Assignee and grants to Assignee a security interest in, subject expressly to the terms, conditions and provisions of the Permits (as hereinafter defined) and Contracts (as hereinafter defined) and to all applicable Legal Requirements, including, without limitation, any duly enacted "Patients' Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of the facility-patient relationship and the physician-patient privilege, all of such Assignor's right, title and interest in and to (a) all licenses, approvals, qualifications, rights, variances, permissive uses, certificates of need, franchises, accreditations, certificates, certifications, consents, permits and other authorizations (including, without limitation, building permits, subdivision approvals and subdivision plans) (hereinafter collectively referred to as the "Permits") and (b) all agreements (including, without limitation, all Provider Agreements and Patient Admission Agreements), contracts [(including, without limitation, construction contracts, subcontracts and architects' contracts),] contract rights, warranties and representations, franchises, and records and books of account (hereinafter collectively referred to as the "Contracts"); benefiting, relating to or affecting all or any portion of the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services at or in conjunction with all or any portion of the Leased Property and all renewals, replacements and substitutions therefor, now or hereafter issued by or entered into with any Governmental Authority, Accreditation Body or Third Party Payor or maintained or used by such Assignor or entered into by such Assignor or with any third Person. To the extent that any of the Permits or Contracts now or hereafter in effect requires the consent of any other Person to this Assignment, upon the request of the Assignee, the Assignors shall use their best efforts to obtain such consent.

         3. Term. This Assignment shall remain in full force and effect so long as the Lease Obligations remain undischarged or unsatisfied in any respect.

         4. Representations and Warranties. The Assignors represent and warrant to the Assignee that:

         (a) an Assignor is the sole owner of the interest in each of the Permits and Contracts being assigned hereunder;

         (b) no material obligation or liability has been incurred in connection with any of the Permits and Contracts which is not set forth on the face thereof or otherwise required by applicable law;

         (c) there are no existing material defaults by any Assignor under any of the Permits and Contracts and there exists no state of facts, which with the giving of notice or the passage of time, or both, would constitute such a material default;

         (d) there is no action pending, or to the best knowledge and belief of the Assignors threatened, to (i) revoke, repeal, suspend, terminate, transfer, relocate or withdraw any Permit or Contract or (ii) modify, restrict or limit, in any material respect, any Permit or Contract;

         (e) all conditions precedent to the effectiveness of each of the Permits and Contracts have been or shall be satisfied, in all material respects, by the operation of the Facilities in accordance with their Primary Intended Use;

         (f) each of the Permits and Contracts (to the extent applicable) is validly issued in the name of an Assignor or Third Party Lessee and is binding and in full force and effect and is not subject to any unexpired appeal periods on any appeals or challenges which have not been conclusively resolved in favor of the applicable Assignor;

         (g) none of the Assignors has executed any prior assignment of or granted any other security interest in any of the Permits and Contracts (other than those which have been previously discharged or terminated), nor has any Assignor performed any act or executed any other instrument which might prevent the Assignee from exercising its rights with respect to the Permits and Contracts as set forth under the term of this Assignment; and

         (h) all payments required to be made by the Assignors under the Permits and Contracts have been or shall be made in full, subject to the Lessee's right to contest the same pursuant to the provisions of the Lease.

         5. Certification. Without charge and within ten (10) days after any request therefor by the Assignee, the Lessee shall execute, acknowledge, and deliver to the Assignee a certification with respect to any or all of the Permits and Contracts, which certification shall include a copy of the applicable Permits or Contracts and contain the following information:

         (a) the date of issuance of each of the Permits and Contracts or the anticipated date thereof, the effective date of each of the Permits and Contracts (if a different date from the date of issuance), and the respective amounts and payment dates of all sums due or to become due under each of the Permits and Contracts;

         (b) a statement that each of the Permits and Contracts is unmodified and in full force and effect; or, if there have been any modifications (which modifications shall not be effective without the prior written consent of the Assignee if required pursuant to the provisions hereof), a statement that each of the Permits and Contracts is in full force and effect as modified and stating the modifications and the dates thereof;

         (c) a statement that, to the best of the Lessee's knowledge and belief, there are no defenses against the enforcement of any of the terms or conditions of any of the Permits or Contracts upon the part of the relevant issuer thereof; and

         (d)      the date of expiration of the term of any Permit or Contract.

         6. Limitations on Right of the Assignors to Deal with the Permits or Contracts. The following are additional conditions of this Assignment:

         (a) except as may otherwise be required in the ordinary course of business or as may be permitted by the Lease, none of the Assignors shall amend, cancel, abridge, surrender, terminate, change, alter, revise, replace, rescind or otherwise modify any of the Permits or Contracts or release any of the issuers thereof or parties thereto from liability or withhold payment of charges, without the prior written consent of the Assignee, in each instance, which consent shall not be unreasonably withheld;

         (b) none of the Assignors shall execute any other assignment of its interest in, to or under any of the Permits or Contracts assigned hereby, or consent to any assignment thereof; provided, however that the Lessee may assign its interest in the Permits and Contracts, subject to the terms of this Agreement and the liens and security interests created hereby, to any Sublessee permitted under the terms of the Lease, as long as, concurrently with any such assignment, any such transferee executes and delivers to the Assignee any documents and instruments reasonably requested by the Assignee to evidence such transferee's agreement to comply with the terms hereof and to perfect or continue and preserve the Assignee's liens and security interest in the Permits and Contracts;

         (c) none of the Assignors shall attempt to transfer or relocate any of the Permits to any location other than the Leased Property;

         (d) none of the Assignors shall grant or suffer any lien, charge, encumbrance or judgment, whether voluntary or involuntary, against all or any part of its interest in any of the Permits or Contracts;

         (e) each Assignor shall perform or cause to be performed all of its material covenants and agreements under each of the Permits and Contracts so as to cause the same to remain in full force and effect. Without limiting the foregoing, the Assignors shall continue to make or cause to be made all payments necessary to maintain the effectiveness and validity of all Permits and Contracts, subject to the right of the Lessee to contest the same pursuant to the provisions of the Lease. The Assignors shall give prompt notice to the Assignee of any notice alleging a default by any Assignor of any obligation under any Permit or Contract received from any issuer thereof or from any other Person that is a party thereto and shall furnish the Assignee with complete copies of said notice; and

         (f) if requested by the Assignee, the Assignors shall enforce each Permit and Contract and all rights and remedies available to the Assignors against the issuer of or any party to any Permit or Contract in the event that the Assignee determines, in the Assignee's reasonable discretion, that any action taken by the issuer of or any party to any Permit or Contract threatens the validity or effectiveness thereof.

         7. Effect of Assignment. This Assignment constitutes the granting by the Assignor of a security interest under the Uniform Commercial Code as enacted in each state where any portion of the Leased Property is located of the right, title, and interest of the Assignors in and to the Permits and Contracts. This Assignment is subject expressly to the terms, conditions and provisions of the Permits and Contracts and all applicable Legal Requirements, including, without limitation, any duly enacted "Patients' Bill of Rights" or similar legislation, including such limitations as may be necessary to preserve the confidentiality of the facility-patient relationship and the physician-patient privilege. To the extent the Assignee is not permitted by applicable law or the terms, conditions or provisions of any of the Permits or Contracts to take a security interest in any of the Permits or Contracts, the

Assignors hereby agree to execute any and all other documents deemed necessary or advisable by the Assignee to give the Assignee such interest in such Permit or Contract as is allowed or allowable under law or the terms, conditions or provisions of such Permit or Contract. In addition to and not in limitation of the other rights of the Assignee hereunder, upon the occurrence of a Lease Default, the Assignee shall have, to the extent permitted by applicable law, and the terms, conditions and provisions of the Permits and Contracts, with respect to the right, title and interest of each Assignor in the Permits and Contracts, all of the rights of a secured party under the Uniform Commercial Code as enacted in the states where any portion of the Leased Property is located, including, without limitation, a right to sell the same at public or private sale. The Assignee shall give the Assignor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended dispositions thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed to the Assignors, by certified mail, postage prepaid, return receipt requested, at least ten (10) days before the time of the sale or disposition.

         8. Events of Default. Each of the following shall constitute an Event of Default hereunder:

         (a)      the occurrence of any Lease Default; and

         (b) if any representation or warranty by the Assignors contained in this Assignment proves to be false or misleading in any material respect as of the date hereof.

         9. Rights of the Assignee Upon Default. Upon the occurrence of any Event of Default and at any time thereafter (without in any way waiving such Event of Default), at the Assignee's option and without notice or demand of any kind, and without regard to the adequacy of security for the complete payment or performance of the Obligations, the Assignee may exercise any or all of the following remedies, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court:

         (a) declare all of the Lease Obligations immediately due and payable;

         (b) to the extent permitted by applicable law and the terms, conditions and provisions of the applicable Permits and Contracts, with or without taking possession of all or any portion of the Leased Property, exercise any and all rights or privileges granted by or permitted under, and enjoy all benefits of, the Permits and Contracts and to otherwise exercise any and all rights assigned to the Assignee hereunder;

         (c) to the extent permitted by applicable law and the terms, conditions and provisions of the applicable Permits and Contracts, institute any legal or equitable action (in either any Assignor's or the Assignee's name) which the Assignee, in its sole and absolute discretion, deems desirable to collect any income or proceeds from any of the Permits or Contracts; and

         (d) exercise any other rights and remedies permitted to the Assignee under applicable law.

         Any amounts advanced by the Assignee in connection with the Permits and Contracts and all costs and expenses, including, without limitation, attorneys' fees and expenses and court costs reasonably incurred in connection therewith, shall be a demand obligation and, to the extent permitted under applicable law, shall be added to the Lease Obligations and shall be secured hereby as fully and effectively and with the same priority as every other obligation of the Assignors secured hereby and, if not paid within ten (10) days after demand, shall thereafter, to the extent then permitted by applicable law, bear interest at the Overdue Rate until the date of payment. Notwithstanding the foregoing, so long as there shall exist no Event of Default hereunder, the Assignors shall have the right, subject to the terms and conditions of this Assignment, to exercise any and all rights and privileges granted by or permitted under, and enjoy all benefits of, the Permits and Contracts.

         10. Effect of Notice. A written notice made upon the issuer of or any party to any Permit or Contract by the Assignee stating that a Lease Default exists and that the Assignee has succeeded to all of any Assignor's right, title and interest in and to such Permit or Contract shall be sufficient notice to such issuer or other party of such circumstances without the necessity for any consent by such Assignor. Each Assignor hereby waives any claim whatsoever against any such issuer or contracting party for any action taken by any such issuer or contracting party at the written request of the Assignee pursuant to the terms of this Assignment.

         11. Liability. This Assignment shall not operate to place responsibility upon the Assignee for the care, control, maintenance, management, operation or repair of all or any portion of the Leased Property, nor for the carrying out of any of the terms and conditions of any of the Permits or Contracts unless such responsibility is specifically assumed by the Assignee in writing; nor shall it operate to make the Assignee responsible or liable for any waste committed on or at the Leased Property (or any portion thereof), any dangerous or defective condition of or relating to any portion of the Leased Property, or for any negligence in the management, upkeep, repair or control of all or any portion of the Leased Property resulting in loss, injury or death to any licensee, employee or any other Person, whether or not such Person is connected with the Leased Property (or any portion thereof); provided, however that the foregoing shall not be deemed to exculpate the Assignee from any liability resulting from the Assignee's gross negligence or willful misconduct. Nothing herein contained shall be construed to bind the Assignee to the performance of any of the terms and provisions contained in any of the Permits or Contracts or to otherwise impose any obligation whatsoever on the Assignee unless such responsibility is specifically assumed by the Assignee in writing.

         12. Covenant of the Assignee. Upon the complete payment and performance of the Lease Obligations, provided that no Related Party Default has occurred nor any event which with the giving of notice or the passage of time or both would constitute a Related Party Default, this Assignment shall be deemed terminated and released by the Assignee without further action and shall thereupon be of no further force or effect. The Assignors agree that an affidavit, certificate, letter or statement of any officer, agent or attorney of the Assignee indicating that any part of the Lease Obligations remains outstanding shall be deemed prima facie evidence of the validity, effectiveness and continuing force of this Assignment and any Person may and is hereby authorized to rely thereon.

         13. General Provisions; Rules of Construction. The provisions set forth in Article 22, Article 23 and Sections 2.2, 16.8 through 16.10 and 24.2 through
24.12 of the Lease are hereby incorporated herein by reference, mutatis, mutandis and shall be applicable to this Assignment as if set forth in full herein.

           [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Assignor has duly executed this Assignment as a sealed instrument as of the 14th day of March, 2002.

WITNESSES:                          ASSIGNORS:

                                    BALANCED CARE TENANT (MT), INC., a
                                    Delaware corporation
/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BALANCED CARE AT STAFFORD, INC., a
                                    Delaware corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BALANCED CARE AT BLYTHEVILLE, INC., a
                                    Delaware corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BALANCED CARE AT LEWISBURG, INC.,
                                    a Delaware corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BCC AT LIMA, INC., a Delaware corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BALANCED CARE AT DILLSBURG, INC.,
                                    a Delaware corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BALANCED CARE AT XENIA, INC., a
                                    Delaware corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BCC AT CHIPPEWA, INC., a Delaware
                                    corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BALANCED CARE AT KINGSPORT, INC.,
                                    a Delaware corporation
/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BALANCED CARE AT CHESTERFIELD,
                                    INC., a Delaware corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BALANCED CARE AT HENDERSONVILLE,
                                    INC., a Delaware corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BALANCED CARE AT KNOXVILLE, INC.,
                                    a Delaware corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          BALANCED CARE AT POCAHONTAS, INC.,
                                    a Delaware corporation

/s/Jaynelle D. Covert
Name: Jaynelle D. Covert

/s/Susan J. Dawson                  By:/s/Robin L. Barber      (SEAL)
Name: Susan J. Dawson                  Name: Robin L. Barber
                                       Title: Vice President and
                                              Secretary

WITNESSES:                          LESSOR:

                                    MEDITRUST ACQUISITION COMPANY II
                                    LLC, a Delaware limited liability company
/s/Richard L. Pomroy
Name: Richard L. Pomroy

/s/Brian J. McGrath                 By:/s/Kathryn Arnone       (SEAL)
Name: Brian J. McGrath                  Name: Kathryn Arnone
                                        Title: Secretary